U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Earliest event reported): March 8, 2004

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

          NEVADA                                           91-1922863
(State or other jurisdiction                   (IRS employer identification No.)
     of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 2. Other Events.

On March 8, 2004 Flexible Solutions International, Inc., issued a press release announcing that the Company has entered into an agreement to purchase substantially all the assets of an Illinois company engaged in manufacture and sale of environmentally sound chemicals for the water industry.

ITEM 7. Financial Statements and Exhibits.

Exhibits:

99.1     Press Release March 8, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

/s/ DAN O'BRIEN

Dan O'Brien
President